UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

Dec. 16, 2009

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Truesport Alliances, Ltd.

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(Exact Name of Registrant as Specified in Its Charter)

Sewell Ventures, Inc.

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(Former Name of Registrant)

Delaware

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(State or Other Jurisdiction of Incorporation)

000-53564	26-1395403
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(Commission File Number)	(IRS Employer Identification No.)

4040 W. Hacienda Drive, Suite 120, Las Vegas, Nevada 89118

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(Address of Principal Executive Offices) (Zip Code)

702-838-2582

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(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

On Dec. 16, 2009, Sewell Ventures, Inc. and 7Base Consulting, LLC signed an Acquisition Agreement wherein Sewell Ventures, Inc. exchanged 20,000,000 newly issued common shares for 100% of the outstanding membership interests in 7Base Consulting, LLC. This gives 7Base Consulting, LLC’s former membership interest holder’s control of approximately 68% of the outstanding shares of the Issuer.

Also on Dec. 16, 2009, the Board of Directors elected Scott Ence as Director, President, Secretary and Treasurer of the Issuer.

On January 15, 2010, the Issuers name was changed with the State of Delaware from Sewell Ventures, Inc. to Truesport Alliances, Ltd.

About 7Base Consulting:

Seven Base Consulting, LLC. (Dba “7Base”) a Nevada LLC, is a diversified company engaged in the business of designing, manufacturing, selling, distributing, and licensing others the right to resell high quality, branded apparel, sporting goods, fitness equipment, merchandise, training centers and events under their own brand image. In addition, 7Base generates additional revenues through the sale of consulting, media, and entertainment services related to the mixed martial arts industry.

7Base is focused on establishing and positioning its private labeled products and services primarily within the skyrocketing growth sport of Mixed Martial Arts (“MMA”). Operations started in November of 2008. MMA is one of the fastest growing sports in the United States. The lightning fast pace, use of multiple martial arts, and new breed of modern day athletes have audiences riveted at this new phenomenon. We believe that the connection with mixed martial arts greatly influences the buying choices made by our target consumers as these events are broadcast to a global audience by television, the internet, movies and magazines. People are attracted to the venues in which these events are performed and the values they represent, including individual expression, adventure and creativity.

7BASE STRATEGY

7Base is building an unprecedented portfolio of products and services for an audience of consumers who thrive on the energy of mixed martial arts. As the equipment and cage supplier to MMA’s elite, we are first establishing our authenticity as a functional and respected equipment supplier to the MMA community. From there we continue to seek ways to expand our scope of consulting services within the MMA professional ranks by offering opportunities that have eluded most brands in the MMA industry. By tightly coupling our company to the fastest growing mainstream sport in the U.S., we have positioned 7Base to be a mainline supplier of goods and services to the premier brands in the MMA industry.

Large and Growing Market

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Mixed Martial Arts (MMA) is the fastest growing mainstream sport in U.S. Based on Pay-Per-View numbers and online interest, mixed martial arts has surpassed both World Wrestling (WWE) and Boxing.

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Key MMA fan demographic is the highly coveted 18 to 34 year old male bracket.

Resource Efficient Business Model

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Limited investment required for inventory and fixed assets as partners assume back-end fulfillment.

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Limited investment required for A/R as consulting, equipment, training centers, and event service customers make significant deposits in advance of 7Base’s fulfillment.

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Limited investment required for general marketing expense as brands we consult and private label for are required to invest their resources in the promotion and advertising of their respective products.

The following are divisions/business functions of 7Base with respective Investment considerations:

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Manufacturing – Currently in Operation

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Private Label of TapouT equipment, sold through “TapouT.com” and “TapouTworldwide.com” websites - Status: Active.

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Private Label of UFC Gym equipment – Status: 7Base has built and installed the equipment for UFC’s first gym in Concord, California. No agreement has been signed.

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Private Label of Dollamur/Swain equipment, sold through “dollamur.com” and “swainmats.com” websites - Status: Development phase

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Private Label of Century equipment, to be sold through “centurymartialarts.com” - Status: Development phase

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MMA-themed training centers Licensing – Currently in operation

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Master Licensing Agreement for TapouT Training Center(s): Status: Active

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The following locations are currently active and operating:

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Las Vegas, Nevada

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Antelope Valley, California

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The following locations have signed their license agreements and are currently in the build-out phase

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Gatineau, Quebec, Canada

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Boston, Massachusetts

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The following locations are currently in development:

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Los Angeles, California

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Grand Terrace, California

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Boise, Idaho

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North Berg, New Jersey

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Reno, Nevada

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Columbia, South Carolina

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Strategic partnership with Gold’s Gym Franchisee’s for TapouT MMA Club(s): Status: Active.

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The following locations are active and operating:

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Las Vegas (Summerlin), Nevada

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Las Vegas (Green Valley), Nevada

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San Diego (Point Loma), California

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The following locations are currently in development:

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Phoenix, Arizona

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Master Licensing Agreement for Strikeforce Zones(s): Status: Development phase.

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Master Licensing Agreement for Clinch Gear Training Center(s): Status: Development phase.

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Training Center related consulting services, Design and Build-out – Currently in Operations

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MMA event consulting and fulfillment - Currently in Operation

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New & Existing MMA events

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UFC/Budlight Hotel Super Bowl Week – Current, Active

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Affliction – Current, Active

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Strikeforce - Current, Active

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Maximum Fighting Championship(Canada) - Current, Active

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King of the Cage - Current, Active

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TrueSport MMA - Current, Active

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WCA - Current, Active

Scott Ence—President, Secretary, Treasurer, Director of Truesport Alliances, Ltd and a Manager of 7Base Consulting

With over twenty-one (21) years of experience in the health and fitness industry, Mr. Ence laid the ground work for many of the industries cutting edge business models. Getting started as the sales manager for Mega Pro Sports Nutrition Company, Mr. Ence gained the experience necessary to open and operate four (4) Max Muscle Sports Nutrition Stores. After successfully building all four (4) of his stores to be in the top ten (10) of the existing one hundred ten (110) locations, Mr. Ence sold them back to Max Muscle in 2002. During this time, Mr. Ence also owned and operated a Nutrition Distribution Company which served Nevada and Arizona for five (5) years in addition to an Anti-aging clinic for four (4) years.

For the most recent years, Mr. Ence has owned and operated “Fight Club Las Vegas” which has now evolved into the “TapouT Research & Development Training Center.”

Additional Key 7Base Personnel:

Stuchlik, Brent

A former U.S. Army Ranger, Brent brings in an impeccable work ethic and a true understanding of developing and adapting operating systems to changing environments. For the last ten years he has been enveloped in all aspects of the mixed martial arts community. Starting with an undefeated record in both professional muay thai and mixed martial arts competition to developing training programs for world champion athletes, Brent understands the functionality behind the systems needed to create an unparalleled operational plan.

Brent graduated from the training side of mixed martial arts and fitness to the management of some of the most profitable gyms in the country approximately six years ago. His operational experience began with managing City Boxing in San Diego and progresses to developing Southern California’s first fully functional MMA gym for the Boxing Club in San Diego as well. In 2006, Brent joined the Throwdown Industries, Inc. team to consult on development mixed martial arts facilities. Since that time, Brent has overseen the development of some of the country’s top training centers. A few examples are: Xtreme Couture Las Vegas, Vancouver, West Palm Beach and New York (Randy Couture); The Lab (Royce Gracie); Alliance Training Center; Throwdown Elite Orem and San Diego.

Quipotla, Kekoa

A global image maker and marketer with 12 years experience in the worlds of sports, travel, hospitality, lifestyle and entertainment, Kekoa has created and executed marketing plans, licensing programs, advertising campaigns, special events and public relations for major companies, world class athletes, music artist, celebrities and hotels.

Kekoa has most recently in the last 5-years worked in the MMA Industry in the execution of acquiring licenses and helping the development of brands such as TapouT, Gold’s Gym, UFC, Throwdown to name a few. He has also played a major role in the concept and management of TapouT Training Centers and TapouT MMA Clubs.

Kekoa has built strong relations with MMA Elite coaches such as Shawn Tompkins, MMA legends like Kevin Randleman, Mark Coleman, MMA Fighters Michael Bisping, Sam Stout, BJ Penn, Mike Dolce, BJJ standout Vinny Magahlaes as well as media relations with Sherdog, Fighters Only, Ultimate MMA, Combat Lifestyle and Brands like Sinister, Combat Clothing, Bad Boy, TapouT and Hitman Fight Gear.

Schroeder, Larry

Lawrence S. Schroeder currently serves as President of HBA Management, LLC which is a Las Vegas based consulting firm which assists in marketing and development of emerging businesses. Since 1992, Mr. Schroeder has served as a private consultant to the hospitality, and gaming industries, as well as other sectors. Mr. Schroeder’s clients have included the NFL, NASCAR, MLB, NHL and their officially licensed consumer products. Mr. Schroeder is a Director of Responsive Marketing & Communications, an official marketing agency of record for the 1996 Olympic Games.

In the late 1980s Mr. Schroeder owned and operated sixteen Marie Callender’s and Sizzler restaurants in five states. He has also been a Vice President and Director for multiple companies such as Titus Foods, and Cutie Pie Corporation.

Mr. Schroeder was introduced to the gaming industry in the early 1980s when he became a Director of Food and Beverage for Hughes Properties Inc.’s Summa Corp. He was responsible for all food outlets and bars in the Northern Nevada system. While at Summa, one of Schroeder’s greatest accomplishments was reducing employee turnover from 300% annually to less than 78% in one year.

Mr. Schroeder received a bachelors of science in business administration from Huron College.

McDaniel, Noël

Noël McDaniel began her public relations and marketing career serving as the Director of Public Relations for a national franchise with over 120-locations. From there, Noël acting as the Director of Marketing for a $9-million dollar non-profit museum, planning all aspects of media purchasing, event planning and fundraising. Most recently, Noël was an integral team member in the opening and development of Symon, Inc. – Gaming, an exclusive digital signage business and has worked with such gaming clients as MGM Mirage, Harrah’s Corporation, Las Vegas Hilton, M Resort and over 20-other casinos.

Noël graduated with a Bachelors of Science degree in Communications from Southern Utah University in 2001 with a double emphasis in Public Relations and Advertising.

Johnson, James

At age 20, James began his construction/fabrication career welding food manufacturing equipment for Oceanspray and Breyers-Good Humor. Two years later, James started up Floor-Topia, a sub-contracting business specializing in concrete products and services. During the company’s operational history, James was recognized by Pulte Homes (one of the nation’s leading home builders) as Craftsman of the Month and Contractor of the Month. Along with Floor-Topia, James simultaneously ran three other businesses, Floor-FX which was dedicated to product development, testing, patenting, licensing, marketing and sales (some of these products of which are still in use today); a General Contracting company specializing in niche construction (which was sold for 800% after one year); and an important company specializing in construction related products.

James understands the importance of providing superior customer service, attention to detail and his thorough knowledge of all facets of business has made him a great asset to the 7Base team.

Hagan, Ari

Prior to entering the mixed martial arts industry, Ari earned a Masters degree in Occupational Therapy from Colorado State University. Ari practiced as an Occupational Therapist, and trained in the medical program at the University of California, San Diego. He specialized in the rehabilitation of sports related hand injuries, as well as the general public.

In 2006, Ari transitioned into a career in mixed martial arts and joined Throwdown Industries as their Director of Events. Since that time, premiere MMA organizations including Strikeforce, Affliction, and EliteXC have relied on Ari’s wealth of event experience. He has flawlessly executed over 200 MMA events for virtually every recognized mixed martial arts promotion. Furthermore, Ari has built a professional working relationship with the California State Athletic Commission and the Nevada State Athletic Commission among a multitude of others. To his credit, Ari was recognized by HD Net’s “Inside MMA”. His expertise in cage engineering was featured during their segment titled “Cage Creation”.

Ari’s contributions to the MMA industry are based on his expert ability to navigate the intricate nuances involved in the business. His reputation for efficiency and professionalism assures all clients with a level of confidence unrivaled in the industry. His primary concern is to ensure that their cages, canvases, and event equipment consistently meet or exceed industry standards.

ITEM 7.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a) Not Applicable.

b) Not Applicable.

c) Exhibits

No.	Exhibits
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3a)	7Base Consulting LLC Articles of Organization

3b)	7Base Consulting LLC Operating Agreement

99a)	7Base Consulting LLC Lease Agreement

99b)	7Base Consulting LLC License Agreement with TapouT, LLC

99c)	7Base Consulting LLC Design, Manufacturing & Master Distribution Services Agreement with TapouT, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2010

By: /s/ Scott Ence

Name: Scott Ence

Title: President

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
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3a)	7Base Consulting LLC Articles of Organization

3b)	7Base Consulting LLC Operating Agreement

99a)	7Base Consulting LLC Lease Agreement

99b)	7Base Consulting LLC License Agreement with TapouT, LLC

99c)	7Base Consulting LLC Design, Manufacturing & Master Distribution Services Agreement with TapouT, LLC